Risk management and financial instruments	12 Months Ended
Dec. 31, 2024
Risk management and financial instruments
Risk management and financial instruments

27.   Risk management and financial instruments

27.1.   Classification of financial instruments

The classification of financial instruments is presented in the table below:

	December 31, 2024					December 31, 2023
	Amortized cost	Fair value through profit or loss	Level 1	Level 2	Level 3	Amortized cost	Fair value through profit or loss	Level 1	Level 2	Level 3
Assets
Cash and cash equivalents	116,884	-	-	-	-	63,742	-	-	-	-
Restricted cash	10,891	-	-	-	-	6,403	-	-	-	-
Trade accounts receivable	171,190	-	-	-	-	148,784	-	-	-	-
Total assets	298,965	-	-	-	-	218,929	-	-	-	-
Liabilities
Loans and financing	126,855	-	-	-	-	87,796	-	-	-	-
Trade and other payables	461,332	-	-	-	-	353,998	-	-	-	-
Derivative financial instruments	-	42,109	-	-	42,109	-	-	-	-	-
Liabilities from acquisition	280,806	-	-	-	-	292,152	-	-	-	-
Total liabilities	868,993	42,109	-	-	42,109	733,946	-	-	-	-

27.1.1.   Level 3 measurement

The fair value of returns from private placement investments is determined using unobservable inputs, therefore it is classified at the level 3 of the fair value hierarchy. The main assumptions used in the measurement of the fair value of the derivative financial instruments of measurement are presented below.

Type	Valuation technique	Significant unobservable inputs	Inter-relationship between significant unobservable and fair value measurement
Derivative financial instruments	The valuation model considered inputs including volatility of the share price, time to expiration, risk-free interest rate	The unobservable inputs are the estimated volatility for the shares’ prices	The estimated fair value would increase (decrease) if: The volatility of the Company's market cap or the occurrence of a trigger event within 36 months of the investment contract's closing date.
Swap with Accrual Clause (SWAP ACC)	Discounted cash flow: The valuation model considers the present value of future cash flows, based on fixed and floating legs, adjusted by accrual terms and market curves.	The unobservable inputs are the forward DI interest rate curve and assumptions related to the likelihood of accrual trigger activation.

The estimated fair value would increase (decrease) if: The DI forward curve rises, the probability of accrual activation increases, or the credit risk adjustment decreases; conversely, it would decrease under opposite conditions.

27.2.   Financial risk management

The main financial risks to which the Company and its subsidiaries are exposed when conducting their activities are:

(a)    Credit risk

It results from any difficulty in collecting the amounts of services provided to the customers. The Company and its subsidiaries are also subject to credit risk from their interest earning bank deposits. The credit risk related to the provision of services is minimized by a strict control of the customer base and active delinquency management by means of clear policies regarding the concession of services. There is no concentration of transactions with customers and the default level is historically very low. In connection with credit risk relating to financial institutions, the Company and its subsidiaries seek to diversify such exposure among financial institutions.

Credit risk exposure

The book value of financial assets represents the maximum credit exposure. The maximum credit risk exposure on financial information date was:

	2024	2023
Cash and cash equivalents	116,884	63,742
Restricted cash	10,891	6,403
Trade accounts receivable	171,190	148,784
Total	298,965	218,929

The Company determines its allowance for expected credit losses by applying a loss rate calculated on historical effective losses on sales.

Additionally, the Company considers that accounts receivable had a significant increase in credit risk and provides for:

●	All notes receivable past due for more than 90 days;
●	Notes subject to additional credit analysis presenting indicators of significant risks of default based on ongoing renegotiations, failure indicators or judicial recovery ongoing processes and customers with relevant evidence of cash deteriorating situation.

(b)    Market Risk

Interest rate and inflation risk: Interest rate risk arises from the portion of debt and interest earning bank deposits remunerated at CDI (Interbank Deposit Certificate) rate, which may adversely affect the financial income or expenses in the event an unfavorable change in interest and inflation rates takes place.

(c)    Operations with derivatives

The Company recognized a liability for an embedded derivative related to a contractual clause that may become effective upon the occurrence of a specified triggering event under the Bobsin Corp investment agreement. The instrument is not held for speculative purposes; its economic objective is to mitigate potential financial exposure associated with such an event.

On September 19, 2024, the Company entered into a non-speculative swap agreement with an accrual clause (“SWAP ACC”) to manage exposure to changes in interest rates.

The derivative financial instruments designated in hedge operations are initially recognized at fair value on the date on which the derivative contract is executed and are subsequently remeasured to their fair value. Changes in the fair value of any of these derivative instruments are immediately recognized in the statement of profit or loss under “net financial cost”. As of December 31, 2024, the Company has an obligation of R$41,814 (R$0 on December 31, 2023) registered as derivative financial instruments.

(d)    Liquidity risk

The liquidity risk consists of the risk of the Company not having sufficient funds to settle its financial liabilities. The Company’s and its subsidiaries’ cash flow and liquidity control are closely monitored by Company’s Management, so as to ensure that cash operating generation and previous fund raising, as necessary, are sufficient to maintain the payment schedule, thus not generating liquidity risk for the Company and its subsidiaries.

We are committed to and have been taking all the necessary actions that we consider necessary to enable the Company to obtain the funding to ensure it will continue its regular operations in the next twelve months, including raising new credit lines and/or issuing new equity, among other alternatives.

We present below the contractual maturities of financial liabilities including payment of estimated interest.

Non-derivative financial liabilities	Book value	Contractual cash flow	Up to 12 months	1–2 years	2–3 years	> 3 years
Loans, borrowings and debentures	126,855	135,772	87,027	48,439	306	-
Trade and other payables	461,332	461,360	445,832	15,528	-	-
Liabilities from acquisitions	280,806	328,530	109,835	84,076	68,380	66,239
Lease liabilities	2,820	3,706	2,076	1,304	326	-
Total	871,813	929,368	644,770	149,347	69,012	66,239

(e)    Capital management

The Company's capital management aims to ensure that an adequate credit rating is maintained, as well as a capital relationship, so as to support Company's business and leverage shareholders' value.

The Company controls its capital structure by adjusting it to the current economic conditions. In order to maintain an adjusted structure, the Company may pay dividends, return capital to the shareholders, obtain funding from new loans, issue promissory notes and contract derivative transactions.

The Company considers its net debt structure as loans and financing less cash and cash equivalents. The financial leverage ratios are summarized as follows:

	2024	2023
Loans and borrowings	126,855	87,796
Cash and cash equivalents	(116,884)	(63,742)
Net debt	9,971	24,054
Total equity	771,415	888,810
Net debt/equity (%)	0.01	0.03